                                     Rule 497(c) File Nos. 2-90519 and 811-4007

                                   PROSPECTUS
                                   ----------

                                 --------------
                                  SMITH BARNEY
                                 SHORT DURATION
                                   MUNICIPAL
                                  INCOME FUND
                                 --------------

Class A, B, L and Y Shares
March 3, 2003



The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

                              [logo] Smith Barney
                                     Mutual Funds
                 Your Serious Money. Professionally Managed.(SM)



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  INVESTMENT PRODUCTS: NOT FDIC INSURED o NO BANK GUARANTEE o MAY LOSE VALUE
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

SMITH BARNEY SHORT DURATION
MUNICIPAL INCOME FUND

  Contents

Investments, risks and performance .....................................     2

More on the fund's investments .........................................     7

Management .............................................................     8

Choosing a class of shares to buy ......................................     9

Comparing the fund's classes ...........................................    11

Sales charges ..........................................................    12

More about deferred sales charges ......................................    14

Buying shares ..........................................................    16

Exchanging shares ......................................................    17

Redeeming shares .......................................................    19

Other things to know about share transactions ..........................    21

Dividends, distributions and taxes .....................................    23

Share price ............................................................    24

The fund is a series of Smith Barney Trust II, a Massachusetts business trust.

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INVESTMENTS, RISKS AND PERFORMANCE
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INVESTMENT OBJECTIVE

The fund seeks to generate high current income exempt from regular federal income tax while preserving capital.

PRINCIPAL INVESTMENT STRATEGIES

KEY INVESTMENTS As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. Interest on some of these securities may be subject to federal alternative minimum tax.

The fund may invest in obligations with any maturity. However, the fund normally maintains an average portfolio duration of three years or less. Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security's price to changes in interest rates. The shorter a security's duration, the less sensitive it generally is to changes in interest rates. Similarly, a fund with a shorter average portfolio duration generally is less sensitive to changes in interest rates than a fund with a longer average portfolio duration.

Under normal circumstances at least 80% of the fund's net assets are invested in municipal securities that are rated investment grade at the time of purchase or if unrated, are of comparable quality in the manager's opinion.

Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The fund attempts to minimize the volatility in its net asset value per share, although there can be no assurance that this will be the case.

The fund may use derivatives, such as options, financial futures and swaps, including for the purpose of adjusting the average portfolio duration. In calculating the fund's average portfolio duration, the fund's derivative positions will be taken into account.

SELECTION PROCESS The manager selects securities that it believes have strong credit quality and are attractively priced. These may include investments with unusual features or privately placed issues that are not widely followed in the fixed income marketplace. In selecting individual securities, the manager:

[ ] Uses fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors and to exploit opportunities in the municipal bond market

[ ] Considers the potential impact of supply/ demand imbalances for fixed versus variable rate securities and for obligations of different states, the yield available for securities with different durations and a security's duration in light of the outlook for the issuer and its sector and interest rates

[ ] May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

PRINCIPAL RISKS OF INVESTING IN THE FUND

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if:

[ ] Interest rates rise, causing the value of the fund's portfolio to decline

[ ] The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security's credit rating is downgraded

[ ] Municipal securities fall out of favor with investors

[ ] The fund's derivative contracts do not perform as expected

[ ] Rising interest rates result in slower than expected principal prepayments, which effectively lengthens the maturity of affected securities, making them more sensitive to interest rate changes and the fund's share price more volatile (so called "extension risk")

[ ] Legislation unfavorably affects the tax-exempt status of municipal securities or otherwise reduces the tax benefit of investing in municipal securities

[ ] The manager's judgment about the attractiveness, value or income potential of a particular security proves to be incorrect

Some of the fund's income distributions may be, and distributions of the fund's gains generally will be, subject to federal taxation. The fund may realize taxable gains on the sale of its securities or on transactions in futures contracts and other derivatives. Some of the fund's income may be subject to regular federal tax or the federal alternative minimum tax. In addition, distributions of the fund's income and gains will generally be subject to state income taxation.

WHO MAY WANT TO INVEST The fund may be an appropriate investment if you:

[ ] Are a taxpayer in a high federal tax bracket seeking income exempt from regular federal taxation

[ ] Currently have exposure to other asset classes and are seeking to broaden your investment portfolio

[ ] Are willing to accept the risks of municipal securities, but are seeking to diversify your investment among issuers of different states

[ ] Are seeking higher yield than from a municipal money market fund but are also willing to accept some fluctuation in net asset value and less income than from a longer term municipal bond fund

PERFORMANCE

Because the fund is a new fund, performance information for the fund is not included in this Prospectus.

FEE TABLE

This table sets forth the fees and expenses you may pay if you invest in fund shares.

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                                SHAREHOLDER FEES
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(FEES PAID DIRECTLY FROM YOUR
INVESTMENT)                              CLASS A   CLASS B   CLASS L  CLASS Y

Maximum sales charge (load) imposed on
purchases (as a % of offering price)     2.00%(1)    (2)      None     None

Maximum deferred sales charge (load) (as
a % of the lower of net asset value at
purchase or redemption)                 None(1)(3)  5.00%(2)  None(3)   None

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                         ANNUAL FUND OPERATING EXPENSES
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(EXPENSES DEDUCTED FROM FUND ASSETS)     CLASS A   CLASS B   CLASS L  CLASS Y

Management fee                            0.45%     0.45%     0.45%    0.45%

Distribution (12b-1) fees
(includes service fees)                   0.15%     0.50%     0.50%    0.00%

Other expenses(4)                         0.15%     0.15%     0.15%    0.15%

Total annual fund operating expenses      0.75%     1.10%     1.10%    0.60%

(1) You may buy Class A shares in amounts of $500,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within six months of their purchase, you will pay a deferred sales charge of 0.50%.

(2) Class B shares are available only in an exchange from another Smith Barney fund. The previously held fund's deferred sales charge (up to 5.00%) will continue to apply.

(3) Class A and L shares acquired in an exchange from another Smith Barney fund subject to a deferred sales charge remain subject to the original fund's deferred sales charge while held in the fund.

(4) The amounts set forth in "Other expenses" have been estimated based on expenses the fund expects to incur during its first fiscal year.

EXAMPLE

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

[ ] You invest $10,000 in the fund for the periods shown

[ ] Your investment has a 5% return each year

[ ] You reinvest all distributions and dividends without a sales charge

[ ] The fund's operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

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                      NUMBER OF YEARS YOU OWN YOUR SHARES
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                                                           1 YEAR     3 YEARS

Class A
(with or without redemption)                                $176       $337

Class B
(redemption at end of period)                               $612       $650

Class B
(no redemption)                                             $112       $350

Class L
(with or without redemption)                                $112       $350

Class Y
(with or without redemption)                                $ 61       $192

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MORE ON THE FUND'S INVESTMENTS
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MUNICIPAL SECURITIES Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The municipal securities in which the fund may invest include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments. These securities may pay interest at fixed, variable or floating rates.

The participation and other interests in municipal securities in which the fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

OTHER DEBT SECURITIES Interest on some of the fund's investments may be subject to federal alternative minimum tax. In addition, the fund may invest up to 20% of its net assets in debt securities that pay interest that is subject to regular federal income taxes. The fund may invest in money market instruments and short term debt securities, including repurchase agreements, for cash management purposes and to generate income.

DERIVATIVE CONTRACTS The fund may, but need not, use derivatives, such as futures contracts, options, and interest rate and other swaps for any of the following purposes:

[ ] To hedge against the economic impact of adverse changes in the market value of portfolio securities due to changes in interest rates

[ ] To synthetically adjust the average duration of the fund's investment portfolio (for example, by entering into futures contracts to reduce the portfolio's average duration to three years or less)

[ ] As a cash flow management technique

A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment based on the change in value of one or more securities, interest rates or indices. If the fund invests in derivatives, even a small investment can have a big impact on the fund. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond as anticipated to changes in the value of the fund's holdings. Also, there may be an imperfect correlation between a derivative and the related underlying portfolio position, with the result that the desired economic benefit may not be obtained. The other parties to certain derivative contracts present the same types of default risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining markets, and the counterparty may fail to honor contract terms. Also, derivatives may not be available on terms that make economic sense (for example, they may be too costly).

DEFENSIVE INVESTING The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information ("SAI"). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could affect the fund's investment performance.

Except for its policy as to investing in municipal securities, the fund's goals and strategies may be changed without shareholder approval.

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MANAGEMENT
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MANAGER The fund's investment adviser (the "manager") is Smith Barney Fund
Management LLC, an affiliate of Salomon Smith Barney Inc. ("Salomon Smith Barney"). The manager's address is 399 Park Avenue Street, New York, New York 10022. The manager selects the fund's investments and oversees its operations. The manager and Salomon Smith Barney are subsidiaries of Citigroup Inc. Citigroup businesses offer a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Joseph P. Deane and David Fare are responsible for the day-to-day management of the fund's portfolio. Mr. Deane is an investment officer of the manager and a senior vice president and managing director of Salomon Smith Barney. Mr. Fare is an investment officer of the manager and a director of Salomon Smith Barney. Mr. Deane has over 33 years of investment experience, and Mr. Fare has over 16 years of investment experience.

MANAGEMENT FEES The manager is entitled to receive a management fee equal to 0.45% of the fund's average daily net assets.

DISTRIBUTION PLAN The fund has adopted a Rule 12b-1 distribution plan for its Class A, Class B and Class L shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, may cost you more than other types of sales charges.

In addition, the distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. The distributor may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributor and may be substantial. The manager or an affiliate may make similar arrangements.

TRANSFER AGENT AND SHAREHOLDER SERVICING AGENT Citicorp Trust Bank, fsb serves as the fund's transfer agent and shareholder servicing agent (the "transfer agent"). The transfer agent has entered into a sub-transfer agency and services agreement with PFPC Global Fund Services to serve as the fund's sub-transfer agent (the "sub-transfer agent"). The sub-transfer agent will perform certain functions including shareholder record keeping and accounting services.

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CHOOSING A CLASS OF SHARES TO BUY
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You can choose among four classes of shares: Classes A, B, L, and Y. Classes A,
B, L and Y have different sales charges and expenses, allowing you to choose the class that best meets your needs. Which class is more beneficial to an investor depends on the amount and intended length of the investment.

[ ] If you plan to invest regularly or in large amounts, buying Class A shares or, if you meet the minimum investment requirement, Class Y shares may help you reduce sales charges and ongoing expenses

[ ] Class B shares are only available in an exchange from another Smith
    Barney fund

[ ] For Class B, Class L and Class Y shares, more of your purchase amount
    (compared to Class A shares) will be immediately invested. This may help offset the higher expenses of Class B and Class L shares, but only if the fund performs well

You may buy shares from:

[ ] Certain broker-dealers, financial intermediaries, financial institutions or the distributor's financial consultants (each called a "Service Agent")

[ ] The fund, but only if you are investing through certain qualified plans or certain Service Agents

For more information about whether you may be able to buy shares directly from the fund, contact your Service Agent or consult the SAI.

All classes of shares are not available through all Service Agents. You should consult your Service Agent for further information.

INVESTMENT MINIMUMS Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment account.

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                              INITIAL                             ADDITIONAL
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                                          CLASS B
                                         (EXCHANGE
                              CLASSES    PURCHASES                   ALL
                              A AND L      ONLY)       CLASS Y     CLASSES

General                        $1,000      $1,000    $15 million     $50

Monthly Systematic
Investment Plans                $25         $25          n/a         $25

Quarterly Systematic
Investment Plans                $50         $50          n/a         $50

Uniform Gifts and Transfers
to Minors Account               $250        $250     $15 million     $50

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COMPARING THE FUND'S CLASSES
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Your Service Agent can help you decide which class meets your goals. The
Service Agent may receive different compensation depending upon which class you choose.

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             CLASS A          CLASS B          CLASS L           CLASS Y
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KEY          [] Initial sales [] Available      [] No initial or [] No initial
FEATURES        charge           only in an        deferred         or deferred
             [] You may          exchange from     sales charge     sales charge
                qualify for      another fund   [] Does not      [] Must invest
                reduction or  [] No initial        convert to       at least $15
                waiver of        sales charge      Class A          million
                initial sales [] Converts to    [] Higher annual [] Lower annual
                charge           Class A after     expenses than    expenses
             [] Lower annual     8 years           Class A          than the
                expenses than [] Deferred                           other
                Class B and      sales charge                       classes
                Class L          based on that
                                 of the fund
                                 owned prior
                                 to exchange

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INITIAL      2.00%; waived           None              None             None
SALES        for certain
CHARGE       investors. No
             charge for
             purchases of
             $500,000 or
             more
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DEFERRED     0.50% on         Up to 5.00%       None             None
SALES        purchases of     charged when
CHARGE       500,000 or more  you redeem
             if you redeem    shares; the
             within 6 months  charge is
             of purchase      reduced over
                              time and there
                              is no deferred
                              sales charge
                              after 5 years
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ANNUAL       0.15% of         0.50% of          0.50% of         None
DISTRIBUTION average daily    average daily     average daily
AND SERVICE  net assets       net assets        net assets
FEES
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EXCHANGE    Class A shares    Class B shares    Class L shares   Class Y shares
PRIVILEGE*  of most Smith     of most Smith     of most Smith    of most Smith
            Barney funds      Barney funds      Barney funds     Barney funds
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* Ask your Service Agent for the Smith Barney funds available for exchange.

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SALES CHARGES
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CLASS A SHARES

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You do not pay a sales charge on the fund's distributions or dividends you reinvest in additional Class A shares.

The table below shows the rate of sales charge you pay, depending on the amount you purchase. The table below also shows the amount of broker/ dealer compensation that is paid out of the sales charge. This compensation includes commissions received by Service Agents that sell shares of the fund. The distributor keeps up to approximately 10% of the sales charge imposed on Class A shares. Service Agents also will receive the service fee payable on Class A shares at an annual rate equal to 0.15% of the average daily net assets represented by the Class A shares serviced by them.

                                                                   BROKER/
                                     SALES CHARGE AS A % OF        DEALER
                                   --------------------------    COMMISSION
                                    OFFERING     NET AMOUNT       AS A % OF
AMOUNT OF PURCHASE                  PRICE (%)   INVESTED (%)   OFFERING PRICE

Less than $500,000                    2.00          2.04            1.80
$500,000 or more                       -0-           -0-         up to 0.50*

* The distributor may pay up to 0.50% to Service Agents.

INVESTMENTS OF $500,000 OR MORE You do not pay an initial sales charge when you buy $500,000 or more of Class A shares. However, if you redeem these Class A shares within six months of purchase, you will pay a deferred sales charge of 0.50%.

QUALIFYING FOR A REDUCED CLASS A SALES CHARGE There are several ways you can combine multiple purchases of Class A shares of Smith Barney funds to take advantage of the breakpoints in the sales charge schedule.

ACCUMULATION PRIVILEGE -- lets you combine the current value of Class A shares owned:

[ ] by you, or
[ ] by members of your immediate family,

and for which a sales charge was paid, with the amount of your next purchase of Class A shares for purposes of calculating the initial sales charge. Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

LETTER OF INTENT -- lets you purchase Class A shares of the fund and other Smith Barney funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. You may include purchases on which you paid a sales charge within 90 days before you sign the letter.

WAIVERS FOR CERTAIN CLASS A INVESTORS Class A initial sales charges are waived for certain types of investors, including:

[ ] Employees of NASD members
[ ] Investors participating in a fee-based program sponsored by certain broker-dealers affiliated with Citigroup
[ ] Investors who redeemed Class A shares of a Smith Barney fund in the past
    60 days, if the investor's Service Agent is notified

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent or consult the SAI.

CLASS B SHARES

Class B shares, which are available only through exchanges of Class B shares of other Smith Barney funds, are purchased at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of original purchase payment in a Smith Barney fund, you will pay a deferred sales charge. The deferred sales charge decreases as the number of years since your purchase payment increases.

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YEAR AFTER PURCHASE         1ST     2ND     3RD   4TH   5TH   6TH THROUGH 8TH
-------------------------------------------------------------------------------

Deferred sales charge        5%      4%     3%     2%    1%          0%

Service Agents receive a service fee at an annual rate equal to 0.50% of the average daily net assets represented by the Class B shares serviced by them.

CLASS B CONVERSION After 8 years from original purchase payment of Class B shares, such shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares as follows:

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SHARES ISSUED:                            SHARES ISSUED:
UPON EXCHANGE FROM ANOTHER                ON REINVESTMENT OF DIVIDENDS
SMITH BARNEY FUND                         AND DISTRIBUTIONS
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On the date the shares originally         In same proportion as the number of
acquired would have converted into        Class B shares converting is to total
Class A shares                            Class B shares you own (excluding
                                          shares issued as dividends)

CLASS L SHARES

You buy Class L shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. Service Agents will receive the service fee payable on Class L shares at an annual rate equal to 0.50% of the average daily net assets represented by the Class L shares serviced by them.

CLASS Y SHARES

You buy Class Y shares at net asset value with no initial sales charge and no deferred sales charge when you redeem. You must meet the $15,000,000 initial investment requirement. You can use a letter of intent to meet this requirement by buying Class Y shares of the fund over a 13-month period. To qualify, you must initially invest at least $5,000,000.

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MORE ABOUT DEFERRED SALES CHARGES
-------------------------------------------------------------------------------

The deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

[ ] Shares exchanged for shares of another Smith Barney fund
[ ] Shares representing reinvested distributions and dividends
[ ] Shares no longer subject to the deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Smith Barney fund in the past 60 days and paid a deferred sales charge, you may buy shares of the fund at the current net asset value and be credited with the amount of the deferred sales charge, if you notify your Service Agent.

The fund's distributor receives deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

DEFERRED SALES CHARGE WAIVERS

The deferred sales charge for each share class will generally be waived:

[ ] On payments made through certain systematic withdrawal plans

[ ] For involuntary redemptions of small account balances

[ ] For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of deferred sales charges, contact your Service Agent or consult the SAI.

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BUYING SHARES
-------------------------------------------------------------------------------

If you are purchasing fund shares through your investment professional, he or she will guide you through the process of opening an account, as follows.

Through a Service Agent  You should contact your Service Agent to open a brokerage account and make arrangements to buy shares.

                         If you do not provide the following information, your order will be rejected:
                         [ ] Class of shares being bought
                         [ ] Dollar amount or number of shares being bought

                         Your Service Agent may charge an annual account maintenance fee.
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       Through the fund  Certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

                         [ ] Write the fund at the following address:
                               SMITH BARNEY SHORT DURATION MUNICIPAL
                               INCOME FUND
                               (SPECIFY CLASS OF SHARES)
                               c/o PFPC GLOBAL FUND SERVICES
                               P.O. BOX 9699
                               PROVIDENCE, RI 02940-9699
                         [ ] Enclose a check to pay for the shares. For initial
                             purchases, complete and send an account
                             application.
                         [ ] For more information, please call Smith Barney
                             Shareholders Services at 1-800-451-2010.
-------------------------------------------------------------------------------

   Through a systematic  You may authorize your Service Agent or the investment plan  sub-transfer agent to transfer funds automatically from
                         (i) a regular bank account, (ii) cash held in a brokerage account opened with a Service Agent or (iii) certain money market funds, to buy shares on a regular basis.
                         [ ] Amounts transferred should be at least $25
                             monthly or $50 quarterly
                         [ ] If you do not have sufficient funds in your
                             account on a transfer date, your Service Agent or the sub-transfer agent may charge you a fee

                         For more information, contact your Service Agent or the transfer agent or consult the SAI.

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EXCHANGING SHARES
-------------------------------------------------------------------------------

  Smith Barney offers a  You should contact your Service Agent to exchange distinctive family into other Smith Barney funds. Be sure to read the of funds tailored to prospectus of the Smith Barney fund into which you help meet the varying  are exchanging. An exchange is a taxable transaction.
    needs of both large
    and small investors  [ ] You may exchange shares only for shares of the same class of another Smith Barney fund. Not all Smith Barney funds offer all classes.

                         [ ] Not all Smith Barney funds may be offered in
                             your state of residence. Contact your Service Agent or the transfer agent for further information.

                         [ ] Exchanges of Class A, B, and L shares are
                             subject to minimum investment requirements (except for systematic investment plan exchanges) and all shares are subject to the other requirements of the fund into which exchanges are made.

                         [ ] If you hold share certificates, the transfer
                             agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

                         [ ] The fund may suspend or terminate your exchange
                             privilege if you engage in an excessive pattern of exchanges.

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   Waiver of additional  Your shares will not be subject to an initial sales sales charges  charge at the time of the exchange.

                         Your deferred sales charge (if any) will continue to
                         be measured from the date of your original purchase of shares subject to a deferred sales charge, except as noted below. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced. You may be required to pay up to a 1% deferred sales charge in the event that, at some future date, you redeem Class A or Class L shares of other Smith Barney funds that have been acquired as a result of an exchange from shares of this fund. This charge could apply if you did not pay initial or deferred sales charges when you first purchased your shares, and redemption occurs within one year of the exchange. This one year period may be shortened to as little as six months, depending on how long you held Class A shares in the Smith Barney Short Duration Municipal Income Fund. Contact your Service Agent for more information.
-------------------------------------------------------------------------------

           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m.
                         (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         You can make telephone exchanges only between accounts that have identical registrations.
-------------------------------------------------------------------------------

                By mail If you do not have a brokerage account, contact your Service Agent or write to the sub-transfer agent at the address on the following page.

-------------------------------------------------------------------------------
REDEEMING SHARES
-------------------------------------------------------------------------------

              Generally  Contact your Service Agent to redeem shares of the fund.

                         If you hold share certificates, the sub-transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

                         If the shares are held by a fiduciary or corporation, other documents may be required.

                         Your redemption proceeds will be sent within three business days after your request is received in good order. However, if you recently purchased your shares by check, your redemption proceeds will not be sent to you until your original check clears, which may take up to 15 days.

                         If you have a brokerage account with a Service Agent, your redemption proceeds will be placed in your account and not reinvested without your specific instruction. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.
-------------------------------------------------------------------------------
                By mail For accounts held directly at the fund, send written requests to the fund at the following address:

                           SMITH BARNEY SHORT DURATION MUNICIPAL
                           INCOME FUND
                           (SPECIFY CLASS OF SHARES)
                           c/o PFPC GLOBAL FUND SERVICES
                           P.O. BOX 9699
                           PROVIDENCE, RI 02940-9699

                         Your written request must provide the following:

                         [ ] The name of the fund and account number

                         [ ] The class of shares and the dollar amount or
                             number of shares to be redeemed

                         [ ] Signatures of each owner exactly as the account
                             is registered

-------------------------------------------------------------------------------
           By telephone  If you do not have a brokerage account with
                         a Service Agent, you may be eligible to redeem shares (except those held in retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the New York Stock Exchange is open. Shareholders should call Smith Barney Shareholder Services at 1-800-451-2010 between 9:00 a.m. and 4:00 p.m. (Eastern time). Requests received after the close of regular trading on the Exchange are priced at the net asset value next determined.

                         Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer
                         (ACH) to a bank account designated on your
                         authorization form. You must submit a new
                         authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The sub-transfer agent may charge a fee on a wire or an electronic transfer (ACH).
--------------------------------------------------------------------------------

         Automatic cash You can arrange for the automatic redemption of a withdrawal plans portion of your shares on a monthly or quarterly basis. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a deferred sales charge, the sales charge will be waived if your automatic payments do not exceed 1% per month of the value of your shares subject to a deferred sales charge. The following conditions apply:

                         [ ] Your shares must not be represented by
                             certificates

                         [ ] All dividends and distributions must be reinvested

                         For more information, contact your Service Agent or consult the SAI.

-------------------------------------------------------------------------------
OTHER THINGS TO KNOW ABOUT SHARE TRANSACTIONS
-------------------------------------------------------------------------------

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request will not be processed:

[ ] Name of the fund
[ ] Account number
[ ] Class of shares being bought, exchanged or redeemed
[ ] Dollar amount or number of shares being bought, exchanged or redeemed
[ ] Signature of each owner exactly as the account is registered

The fund's sub-transfer agent will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, including recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor the transfer agent or the sub-transfer agent will bear any liability for such transactions.

SIGNATURE GUARANTEES To be in good order, your redemption request must include a signature guarantee if you:

[ ] Are redeeming over $50,000
[ ] Instruct the sub-transfer agent to mail the check to an address different from the one on your account
[ ] Changed your account registration
[ ] Want the check paid to someone other than the account owner(s)
[ ] Are transferring the redemption proceeds to an account with a different registration
[ ] Are sending signed share certificates or stock powers to the sub-transfer agent

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

[ ] Suspend the offering of shares
[ ] Waive or change minimum and additional investment amounts
[ ] Reject any purchase or exchange order
[ ] Change, revoke or suspend the exchange privilege
[ ] Suspend telephone transactions
[ ] Suspend or postpone redemptions of shares on any day when trading on the New York Stock Exchange is restricted, or as otherwise permitted by the Securities and Exchange Commission
[ ] Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

SMALL ACCOUNT BALANCES/MANDATORY REDEMPTIONS If your account falls below $500 because of a redemption of fund shares, the fund may ask you to bring your account up to the applicable minimum investment amount. If you choose not to do so within 60 days, the fund may close your account and send you the redemption proceeds.

The fund may adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, contact your Service Agent or the transfer agent or consult the SAI.

EXCESSIVE EXCHANGE TRANSACTIONS The manager may determine that a pattern of frequent exchanges is detrimental to the fund's performance and other shareholders. If so, the fund may limit additional purchases and/or exchanges by the shareholder.

SHARE CERTIFICATES The fund does not issue share certificates unless a written request signed by all registered owners is made to the sub-transfer agent. If you hold share certificates it will take longer to exchange or redeem shares.

RECORD OWNERSHIP If you hold your shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may vote your shares proportionately in accordance with the votes cast by other shareholders for whom your Service Agent acts. For these purposes, the distributor's financial consultants are not considered Service Agents.

-------------------------------------------------------------------------------
DIVIDENDS, DISTRIBUTIONS AND TAXES
-------------------------------------------------------------------------------

DIVIDENDS Each business day when the fund determines its net asset value, it calculates the fund's net income and declares dividends for all shareholders of record. Shares begin to accrue dividends on the day after your purchase order becomes effective. You will receive dividends for the day on which your redemption order becomes effective. Dividends are distributed once a month, on or before the last business day of the month.

Unless you choose to receive your dividends in cash, you will receive them as full and fractional additional fund shares.

TAXES You may receive three different types of distributions from the fund: exempt interest dividends, ordinary dividends and capital gain dividends. Most distributions will be exempt interest dividends, which are exempt from federal income tax, but may be subject to state or local income taxes. For other distributions, and when you redeem or exchange shares, you will generally have to pay federal income taxes, as well as any state and local taxes, as summarized in the following table:

-------------------------------------------------------------------------------
TRANSACTION                                   FEDERAL TAX STATUS
-------------------------------------------------------------------------------

Redemption or exchange of shares              Usually capital gain or loss;
                                              long-term only if shares owned
                                              more than one year

Exempt interest dividends                     Exempt from federal income tax

Capital gain dividends                        Long-term capital gain

Ordinary dividends (including                 Ordinary income
distributions of net short-term
capital gain)

Distribution of net capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of each year, the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are not a citizen or resident of the United States, the fund will withhold federal income tax on ordinary dividends and other payments that are subject to such withholding. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends, and redemption proceeds. Because each shareholder's circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

-------------------------------------------------------------------------------
SHARE PRICE
-------------------------------------------------------------------------------

You may buy, exchange or redeem shares at their net asset value, plus any applicable sales charge, next determined after receipt of your request in good order. The fund's net asset value is the value of its assets minus its liabilities. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the New York Stock Exchange is open. This calculation is done when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time). The Exchange is closed on certain holidays listed in the SAI.

The fund generally values its portfolio securities based on market prices or quotations. When reliable market prices or quotations are not readily available, a fund may price those securities at fair value. Fair value is determined in accordance with procedures approved by the fund's board. The fund may also use fair value procedures to price securities if a significant event occurs between the time at which a market price is determined but prior to the time at which the fund's net asset value is calculated. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value procedures to price the same securities.

In order to buy, redeem or exchange shares at that day's price, you must place your order with your Service Agent or the sub-transfer agent before the New York Stock Exchange closes. If the Exchange closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day's price.

Service Agents must transmit all orders to buy, exchange or redeem shares to the sub-transfer agent before the sub-transfer agent's close of business.

[logo] Smith Barney
       Mutual Fund
Your Serious Money. Managed Professionally.(SM)

SMITH BARNEY
SHORT DURATION
MUNICIPAL
INCOME FUND

SHAREHOLDER REPORTS Annual and semiannual reports to shareholders provide additional information about the fund's investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year or period.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

STATEMENT OF ADDITIONAL INFORMATION
The statement of additional information provides more detailed information about the fund and is incorporated by reference into (is legally part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting your Service Agent, by calling Smith Barney Shareholder Services at 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the Commission's Internet site at HTTP://WWW.SEC.GOV. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address:
PUBLICINFO@SEC.GOV, or by writing the Commission's Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

Your Serious Money. Professionally
Managed. is a service mark of
Salomon Smith Barney Inc.

(Investment Company Act file no. 811-4007)
FD02716 03/03

                                     Rule 497(c) File Nos. 2-90519 and 811-4007

                                  MARCH 3, 2003

                       STATEMENT OF ADDITIONAL INFORMATION

              SMITH BARNEY SHORT DURATION MUNICIPAL INCOME FUND

                                125 Broad Street
                               New York, NY 10004
                                 (800) 451-2010

    Smith Barney Short Duration Municipal Income Fund (the "fund") is a series of Smith Barney Trust II (the "trust"). The trust is an open-end management investment company which was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The address and telephone number of the trust are 125 Broad Street, New York, New York 10004, (800) 451-2010. This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the fund's Prospectus, dated March 3, 2003, by which shares of the fund are offered. This Statement of Additional Information should be read in conjunction with the Prospectus. An investor may obtain copies of the fund's Prospectus and Annual and Semi-Annual Reports without charge by contacting certain financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, or broker-dealers that sell shares of the fund, by calling 1-800-451-2010, or by writing to the fund at Smith Barney Mutual Funds, 125 Broad Street, New York, New York 10004. Because the fund is new, it has not issued any Annual or Semi-Annual Reports as of the date of this Statement of Additional Information.

    FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

TABLE OF CONTENTS                                                          PAGE
-----------------                                                          ----

The Trust .................................................................  2
Investment Objective and Management Policies ..............................  2
Management ................................................................ 11
Distribution .............................................................. 20
Purchase of Shares ........................................................ 21
Redemption of Shares ...................................................... 27
Valuation of Shares ....................................................... 28
Exchange Privilege ........................................................ 29
Performance Data .......................................................... 31
Description of Shares, Voting Rights and Liabilities ...................... 32
Taxes ..................................................................... 34
Additional Information .................................................... 35
Financial Statements ...................................................... 36

Appendix A -- Ratings of Municipal Securities ............................ A-1

    THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.

                                    THE TRUST

    Smith Barney Trust II is an open-end management investment company that was organized as a business trust under the laws of the Commonwealth of Massachusetts on April 13, 1984. The trust was called CitiFunds Trust II prior to April 24, 2001 and Landmark Funds II prior to January 7, 1998. This Statement of Additional Information describes shares of Smith Barney Short Duration Municipal Income Fund, which is a series of the trust. References in this Statement of Additional Information to the "Prospectus" of the fund are to the Prospectus dated March 3, 2003.

    The fund is a diversified fund. Under the Investment Company Act of 1940, as amended (the "1940 Act"), a diversified management investment company must invest at least 75% of its assets in cash and cash items, U.S. Government securities, investment company securities and other securities limited as to any one issuer to not more than 5% of the total assets of the investment company and not more than 10% of the voting securities of the issuer. The fund is permitted to seek its investment objective by investing all or a portion of its assets in one or more investment companies to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

    The fund offers four classes of shares, referred to as Class A, Class B, Class L and Class Y shares.

    Smith Barney Fund Management LLC ("SBFM or the "manager") is the investment manager to the fund. The manager manages the investments of the fund from day to day in accordance with the fund's investment objectives and policies. The selection of investments for the fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. The manager also provides certain administrative services to the fund.

    Shares of the fund are continuously sold by its distributor, Salomon Smith Barney Inc. ("Salomon Smith Barney" or the "distributor"). Shares may be purchased from the fund's distributor, or from certain broker-dealers, financial intermediaries, financial institutions or the distributor's financial consultants (called "service agents"). The distributor and service agents may receive fees from the fund pursuant to Service Plans adopted in accordance with Rule 12b-1 under the 1940 Act.

                 INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

    The Prospectus discusses the fund's investment objective and policies. The following discussion supplements the description of the fund's investment policies in the Prospectus.

    The fund seeks to generate high current income exempt from regular federal income tax while preserving capital. As a matter of fundamental policy, under normal circumstances, the fund invests at least 80% of its assets in municipal securities and in participation or other interests in municipal securities issued by banks, insurance companies or other financial institutions. Municipal securities are debt obligations issued by states and certain other municipal issuers, their political subdivisions, agencies and public authorities, and other qualifying issuers. The interest on these securities is excluded from gross income for federal income tax purposes. As a result, the interest on these securities normally is lower than it would be if the securities were subject to federal taxation. Interest on some of these securities may be subject to federal alternative minimum tax.

    The fund's Prospectus contains a discussion of the principal investment strategies of the fund and the principal risks of investing in the fund. The following supplements the information contained in the Prospectus concerning the investment policies and techniques of the fund.

    The policies described below under "Investments and Investment Policies" are not fundamental and may be changed without shareholder approval.

    Certain investment restrictions of the fund described below under "Investment Restrictions" are fundamental and cannot be changed with respect to the fund without approval by the shareholders of the fund.

INVESTMENTS AND INVESTMENT POLICIES

    The fund may, but need not, invest in all of the investments and utilize all of the investment techniques described below and in the Prospectus.

    The selection of investments and the utilization of investment techniques depend on, among other things, the manager's investment strategies for the fund, conditions and trends in the economy and financial markets and investments being available on terms that, in the manager's opinion, make economic sense.

MUNICIPAL SECURITIES

    In general, municipal securities are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities and other qualifying issuers, the interest on which is exempt from regular federal income taxes. Interest on some of these securities may be subject to federal alternative minimum tax. The municipal securities in which the fund may invest include debt obligations issued by certain governmental issuers such as Puerto Rico, the Virgin Islands and Guam, general obligation bonds, revenue bonds, municipal leases, qualified private activity bonds and participation and other interests in such investments.

    Municipal securities are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term "municipal securities" includes certain types of industrial development bonds ("IDBs") issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

    The two principal classifications of municipal securities are "general obligation" and "revenue." General obligations are secured by a municipal issuer's pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

    Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. For purposes of diversification and concentration under the 1940 Act, the identification of the issuer of municipal securities depends on the terms and conditions of the obligation. If the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code").

    The yields on municipal securities are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations ("NRSROs") such as Moody's Investment Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P") represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal securities of the same maturity and coupon with different ratings may have the same yield.

    The fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

    Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The fund believes that, in general, the secondary market for tax-exempt securities in the fund's portfolio may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of the fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

    Municipal securities also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal bonds may be materially affected.

    Under normal circumstances at least 80% of the fund's net assets are invested in municipal securities that are rated investment grade at the time of purchase or if unrated, are of comparable quality in the manager's opinion. Investment grade securities are rated within the four highest categories by an NRSRO, such as those rated Aaa, Aa, A and Baa by Moody's or AAA, AA, A and BBB by S&P or, if unrated, determined to be of comparable quality by the manager; pre-refunded bonds escrowed by U.S. Treasury obligations are considered AAA rated (the highest rating) even though the issuer does not obtain a new rating. See "Rating of Municipal Securities" in Appendix A. In determining the suitability of an investment in an unrated municipal bond, the manager will take into consideration debt service coverage, the purpose of the financing, history of the issuer, existence of other rated securities of the issuer and other general conditions as may be relevant, including comparability to other issues. After the fund purchases a municipal bond, the issue may cease to be rated or its rating may be reduced below investment grade. Such an event would not require the elimination of the issue from the fund but the manager will consider such an event in determining whether the fund should continue to hold the security.

    The fund may invest in obligations with any maturity. However, the fund tries to reduce the volatility of its share prices by seeking to maintain an average portfolio duration of 3 years or less. It measures the "average" duration of all of its securities on a "dollar-weighted" basis, meaning that larger securities holdings have a greater effect on overall portfolio duration than smaller holdings.

    Participation and Other Interests. Among the types of participation and other interests in municipal securities in which the fund may invest are floating- or variable-rate demand instruments, tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes, and bond anticipation notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature that enables the holder to redeem the investment on no more than 30 days" notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). The fund may purchase participation interests in variable-rate tax-exempt securities (such as IDBs) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

    Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the board of trustees, has determined meets the prescribed quality standards for the fund. The fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days' notice or less, for all or any part of the fund's participation interest in the tax-exempt security, plus accrued interest. The fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax-exempt securities over the negotiated yield at which the instruments were purchased by the fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by the fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

    The participation and other interests in municipal securities in which the fund may invest may be issued by banks and other financial institutions and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks also depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank's borrowers get in financial trouble, their failure to repay the bank will also affect the bank's financial situation.

    Municipal Leases. The fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the manager will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.

    Private Activity Bonds. The fund may invest without limit in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that the fund's dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the "current earnings" adjustment item for purposes of the federal corporate alternative minimum tax.

OTHER DEBT SECURITIES

    The fund may invest in other debt securities, also called fixed income securities. Fixed income securities include bonds, notes (including structured notes, commercial paper) and money market instruments. These fixed income securities may be issued by U.S. corporations or entities; U.S banks; and the U.S. government, its agencies, authorities, instrumentalities or sponsored enterprises. Fixed income securities may have all types of interest rate payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment-in-kind and auction rate features.

    If interest rates go up, the prices of fixed income securities may decline, thereby reducing the value of the fund's investments in debt securities. The issuer of a security owned by the fund may default on its obligation to pay principal and/or interest or have its credit rating downgraded. During periods of declining interest rates, there is call or prepayment risk, meaning that the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. During times of rising interest rates, there is extension risk, meaning that the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security's duration and reduce the value of the security.

    U.S. Government Securities. U.S. government securities are obligations of, or are guaranteed by, the United States government, its agencies or instrumentalities. These include bills, certificates of indebtedness, and notes and bonds issued by the U.S. Treasury or by agencies or instrumentalities of the U.S. government. Some U.S. government securities, such as U.S. Treasury bills and bonds, are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the United States Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association and the FHLMC are supported only by the credit of the instrumentality. GNMA is a government-chartered corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. FHLMC is a U.S. government-created entity controlled by the Federal Home Loan Banks.

    Zero Coupon or Deferred Interest Securities. The fund may invest in zero coupon or deferred interest bonds. Zero coupon or deferred interest securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity or a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon or deferred interest securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon or deferred interest bonds. Such zero coupon or deferred interest bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the fund may obtain no return at all on its investment.

    Current federal income tax laws may require the holder of a zero coupon or deferred interest security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a regulated investment company and avoid liability for federal income taxes, the fund may be required to distribute income accrued with respect to zero coupon or deferred interest securities and may have to dispose of fund securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

DERIVATIVES

    The fund may use various investment strategies described below to hedge market risks (such as broad or specific market movements and interest rates), or to manage the effective maturity or duration of debt instruments held by the fund. Under normal market conditions, the manager does not intend to hedge more than 33 1/3% of the fund's net assets.

    The fund may purchase and sell interest rate and bond index futures contracts; purchase and sell (or write) exchange listed and over-the-counter put and call options on securities, futures contracts, indices and other financial instruments, and the fund may enter into interest rate transactions, invest in indexed debt securities and other similar transactions which may be developed to the extent the manager determines that they are consistent with the fund's investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as "Derivatives"). The fund's interest rate transactions may take the form of swaps, caps, floors and collars.

    Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the manager's view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. The degree of the fund's use of Derivatives may be limited by certain provisions of the Internal Revenue Code.

    Futures Contracts. The fund may trade futures contracts on domestic exchanges on interest rates and bond indices. Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). The fund is not a commodity pool, and, where permitted, will use futures contracts and options thereon solely: (i) for bona fide hedging purposes; and (ii) for other purposes in amounts permitted by the rules and regulations promulgated by the CFTC. The fund's use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets ("initial margin") that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances). Additional cash or assets ("variation margin") may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The fund will not enter into a futures contract or option thereon other than for bona fide hedging purposes if, immediately thereafter, the sum of the amount of its initial margin and premiums required to maintain permissible non-bona fide hedging positions in futures contracts and options thereon would exceed 5% of the liquidation value of the fund's portfolio, after taking into account unrealized profits and losses on existing contracts; however, in the case of an option that is in-the-money at the time of the purchase, the in-the-money amount may be excluded in calculating the 5% limitation.

    Interest Rate Futures Contracts. The fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated "contracts markets" which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, GNMA certificates and three-month Treasury bills.

    Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if the fund holds long-term U.S. government securities and SBFM anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund's securities declined, the value of the fund's interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities.

    Municipal Bond Index Futures Contracts. The fund may invest in municipal bond futures contracts (currently traded on the Chicago Board of Trade). Municipal bond futures contracts are listed contracts based on U.S. government securities and are used by the fund as a hedging policy in pursuit of its investment objective. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985. The purpose of the acquisition or sale of a municipal bond index futures contract by the fund, as the holder of long-term municipal securities, is to protect the fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

    There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the fund is subject to the manager's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques, which may be different from those involved in the management of a short term municipal bond fund. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the municipal bonds, which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

    Although the fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the fund being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of municipal bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

    If the fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the municipal bonds held by the fund and rates decrease instead, the fund will lose part or all of the benefit of the increased value of the municipal bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices, which reflect the decline in interest rates. The fund may have to sell securities at a time when it may be disadvantageous to do so.

    When the fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the fund's custodian or in the fund's records to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Code applicable to a regulated investment company. See "Taxes."

    When-Issued Securities. The fund may purchase municipal bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

    Municipal bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund's net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

    When the fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

    Indexed Securities. The fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic.

REPURCHASE AGREEMENTS

    The fund may enter into repurchase agreements with broker/dealers, domestic banks or recognized financial institutions. A repurchase agreement is a short-term investment in which the purchaser (i.e., the fund) acquires ownership of a debt security and the seller agrees to repurchase the obligation at a future time and set price, usually not more than seven days from the date of purchase, thereby determining the yield during the purchaser's holding period. All repurchase agreements entered into by the fund shall be fully collateralized at all times during the period of the agreement in that the value of the underlying security shall be at least equal to the amount of the loan, including the accrued interest thereon, and the fund or its custodian or sub-custodiana shall have control of the collateral, which the manager believes will give the fund a valid, perfected security interest in the collateral. This might become an issue in the event of the bankruptcy of the other party to the transaction. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the fund may suffer time delays and incur costs in connection with the disposition of the collateral. The manager believes that the collateral underlying repurchase agreements may be more susceptible to claims of the seller's creditors than would be the case with securities owned by the fund. Repurchase agreements are collateralized by the underlying debt securities and may be considered to be loans under the 1940 Act. The fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of a custodian or bank acting as agent. The seller under a repurchase agreement is required to maintain the value of the underlying securities marked to market daily at not less than the repurchase price. The underlying securities (normally securities of the U.S. Government, or its agencies and instrumentalities) may have maturity dates exceeding one year. The fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the fund could experience both delays in liquidating the underlying securities and loss including: (a) possible decline in the value of the underlying security during the period while the fund seeks to enforce its rights thereto, (b) possible lack of access to income on the underlying security during this period, and (c) expenses of enforcing its rights.

    For the purpose of investing in repurchase agreements, the manager may aggregate the cash that certain funds or accounts that are advised or subadvised by the manager or its affiliates would otherwise invest separately into a joint account. The cash in the joint account is then invested in repurchase and the funds, funds or accounts that contributed to the joint account share pro rata in the net revenue generated. The manager believes that the joint account produces efficiencies and economies of scale that may contribute to reduced transaction costs, higher returns, higher quality investments and greater diversity of investments for the fund than would be available to the fund investing separately. The manner in which the joint account is managed is subject to conditions set forth in an SEC exemptive order authorizing this practice, which conditions are designed to ensure the fair administration of the joint account and to protect the amounts in that account.

SHORT-TERM TRADING

    Fund transactions will be undertaken principally to accomplish the fund's objective in relation to anticipated movements in the general level of interest rates, but the fund may also engage in short term trading consistent with its objective.

SHORT-TERM BORROWING

    The fund may borrow on a short-term basis in order to facilitate the settlement of fund securities transactions.

ILLIQUID SECURITIES

    The fund will not invest more than 15% of the value of its net assets in illiquid securities, including those for which there is no established market.

PORTFOLIO TURNOVER

    The fund's portfolio turnover rate (the lesser of purchases or sales of fund securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of fund securities) generally is not expected to exceed 100%, but the fund turnover rate will not be a limiting factor whenever the fund deems it desirable to sell or purchase securities. Under certain market conditions, the fund portfolio turnover rate may exceed 100%. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities.

DEFENSIVE INVESTING

    The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of money market and short-term debt instruments or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

    Except with respect to the fund's policy to invest at least 80% of its assets in municipal securities as described above, the foregoing investment policies and activities are not fundamental policies and may be changed by vote of the board without the approval of shareholders.

INVESTMENT RESTRICTIONS

    The fund has adopted the following policies which may not be changed without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this Statement of Additional Information means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term "voting securities" as used in this paragraph has the same meaning as in the 1940 Act.

    The fund may not:

        (1) borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act;

        (2) underwrite securities issued by other persons, except that all or any portion of the assets of the fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, and exemptive orders granted under such Act, and except insofar as the fund may technically be deemed an underwriter under the Securities Act in selling a portfolio security;

        (3) purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contract and forward contract) in the ordinary course of its business. The fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities;

        (4) issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

        (5) make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act; or

        (6) purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry.

    For purposes of restriction (1) above, covered mortgage dollar rolls and arrangements with respect to securities lending are not treated as borrowing.

    With respect to restriction (6) above, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region.

    If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstance is not considered a violation of policy.

                                   MANAGEMENT

    The fund is supervised by the board of trustees of the trust, a majority of whom are not affiliated with the manager.

    The trustees and officers of the trust, their ages, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies associated with Citigroup Inc. ("Citigroup") the trustees oversee, and other directorships they hold are set forth below. The address of each trustee and officer is 125 Broad Street, New York, New York 10004. Each trustee and officer holds office until that individual resigns, retires, or is otherwise removed.

    An asterisk in the table below identifies those trustees and officers who are "interested persons" of the trust as defined in the 1940 Act. Each trustee and officer of the trust noted as an interested person is interested by virtue of that individual's position with Citigroup or its affiliates described in the table below.

                                                                                                                  NUMBER OF
                                                                                                                 INVESTMENT
                                                                                                                  COMPANIES
                                                                                                               ASSOCIATED WITH
                                           POSITION HELD                PRINCIPAL OCCUPATION DURING               CITIGROUP
                                            AND LENGTH                      PAST FIVE YEARS AND                  OVERSEEN BY
NAME AND AGE                              OF TIME SERVED                 OTHER DIRECTORSHIPS HELD                  TRUSTEE
------------                              --------------                ---------------------------            ---------------
INTERESTED TRUSTEE
R. Jay Gerken*; 51                  Chairman of the Board and        Managing Director, Salomon Smith                228
                                    Trustee since 2002               Barney Inc. ("Salomon Smith Barney")
                                                                     (since 1996).

DISINTERESTED TRUSTEES
Elliott J. Berv; 59                 Trustee since 2001               President and Chief Operations                   36
                                                                     Officer, Landmark City (Real Estate
                                                                     Development) (since 2002); Executive
                                                                     Vice President and Chief Operations
                                                                     Officer, DigiGym Systems (On-line
                                                                     Personal Training Systems) (since
                                                                     2001); President, Catalyst Consulting
                                                                     (Management Consultants) (since
                                                                     1991); Board Member, American
                                                                     Identity Corp. (doing business as
                                                                     Morpheus Technologies) (Biometric
                                                                     Information Management) (since 2001;
                                                                     consultant since 1999); Director,
                                                                     Lapoint Industries (Industrial Filter
                                                                     Company) (since 2002); Director,
                                                                     Alzheimer's Association (New England
                                                                     Chapter) (since 1998).

Donald M. Carlton; 65               Trustee since 2001               Member of Management Committee,                  31
                                                                     Signature Science (Research and
                                                                     Development) (since 2000); Director,
                                                                     American Electric Power (Electric
                                                                     Utility) (since 1999); Director,
                                                                     Valero Energy (Petroleum Refining)
                                                                     (since 1999); Consultant, URS
                                                                     Corporation (Engineering) (since
                                                                     1999); Director, National Instruments
                                                                     Corp. (Technology) (since 1994);
                                                                     former Chief Executive Officer,
                                                                     Radian International L.L.C.
                                                                     (Engineering) (from 1996 to 1998).

A. Benton Cocanougher; 64           Trustee since 2001               Special Adviser, Texas A &M                      31
                                                                     University (since 2002); Dean
                                                                     Emeritus and Wiley Professor, Texas
                                                                     A&M University (since 2001); former
                                                                     Dean and Professor of Marketing,
                                                                     College and Graduate School of
                                                                     Business of Texas A & M University
                                                                     (from 1987 to 2001); former Director,
                                                                     Randall's Food Markets, Inc. (from
                                                                     1990 to 1999); former Director, First
                                                                     American Bank and First American
                                                                     Savings Bank (from 1994 to 1999).

Mark T. Finn; 59                    Trustee since 2001               Adjunct Professor, William and Mary              36
                                                                     College (since 2002); Principal/
                                                                     Member, Balvan Partner/Balfour
                                                                     Vantage (Manager to Vantage Hedge
                                                                     Fund, L.P.) (since 2002); Chairman
                                                                     and Owner, Vantage Consulting Group,
                                                                     Inc. (Investment Advisory and
                                                                     Consulting Firm) (since 1988); former
                                                                     Vice Chairman and Chief Operating
                                                                     Officer, Lindner Asset Management
                                                                     Company (Mutual Fund Company) (from
                                                                     March 1999 to 2001); former President
                                                                     and Director, Delta Financial, Inc.
                                                                     (Investment Advisory Firm) (from 1983
                                                                     to 1999); former General Partner and
                                                                     Shareholder, Greenwich Ventures LLC
                                                                     (Investment Partnership) (from 1996
                                                                     to 2001); former President,
                                                                     Secretary, and Owner, Phoenix Trading
                                                                     Co. (Commodity Trading Advisory Firm)
                                                                     (from 1997 to 2000).

Stephen Randolph Gross; 55          Trustee since 2001               Chairman, Gross, Collins & Cress,                31
                                                                     P.C. (Accounting Firm) (since 1980);
                                                                     Treasurer, Coventry Limited, Inc.
                                                                     (since 1985); Partner, Capital
                                                                     Investment Advisory Partners
                                                                     (Consulting) (since January 2000);
                                                                     Chief Executive Officer, HLB Gross
                                                                     Collins, P.C. (C.P.A.) (since 1999);
                                                                     Director, United Telesis, Inc.
                                                                     (Telecommunications) (since 1997);
                                                                     Director, ebank.com, Inc. (since
                                                                     1997); Director, Andersen Calhoun
                                                                     (Assisted Living) (since 1987);
                                                                     Secretary, Carint N.A.
                                                                     (Manufacturing) (since 1988); former
                                                                     Managing Director, Fountainhead
                                                                     Ventures, L.L.C. (Consulting) (from
                                                                     March 1998 to 2002); former
                                                                     Treasurer, Hank Aaron Enterprises
                                                                     (Fast Food Franchise) (from 1985 to
                                                                     2001); former Director, Charter Bank,
                                                                     Inc. (from 1987 to 1997); former
                                                                     Director, Yu Save, Inc. (Internet
                                                                     Company) (from 1998 to 2000); former
                                                                     Director, Hotpalm.com, Inc. (Wireless
                                                                     Applications) (from 1998 to 2000);
                                                                     former Director, Ikon Ventures, Inc.
                                                                     (from 1997 to 1998).

Diana R. Harrington; 62             Trustee since 1992               Professor, Babson College (since                 36
                                                                     1992); former Trustee, The Highland
                                                                     Family of Funds (Investment Company)
                                                                     (from 1997 to 1998).

Susan B. Kerley; 51                 Trustee since 1992               Consultant, Strategic Management                 36
                                                                     Advisors, LLC/Global Research
                                                                     Associates, Inc. (Investment
                                                                     Consulting) (since 1990); Director,
                                                                     Eclipse Funds (17 investment
                                                                     companies in NY Life fund complex)
                                                                     (since 1990).

Alan G. Merten; 61                  Trustee since 2001               President, George Mason University               31
                                                                     (since 1996); Board Member, Bersoff
                                                                     Technology Group (Information
                                                                     Technology) (since 1996); Director,
                                                                     Comshare, Inc. (Information
                                                                     Technology) (since 1985); former
                                                                     Director, Indus (Information
                                                                     Technology) (from 1995 to 1999).

C. Oscar Morong, Jr.; 67            Trustee since 1991               Managing Director, Morong Capital                36
                                                                     Management (since 1993); Trustee,
                                                                     Morgan Stanley Institutional Funds
                                                                     (75 investment companies) (since
                                                                     1993); former Director, Indonesia
                                                                     Fund (Closed End Fund) (from 1990 to
                                                                     1999).

R. Richardson Pettit; 60            Trustee since 2001               Professor of Finance, University of              31
                                                                     Houston (since 1977); Independent
                                                                     Consultant (since 1984).

Walter E. Robb, III; 75             Trustee since 2001               President, Benchmark Consulting                  36
                                                                     Group, Inc. (Service Company) (since
                                                                     1991); Sole Proprietor, Robb
                                                                     Associates (Corporate Financial
                                                                     Advisors) (since 1978); Director,
                                                                     John Boyle & Co., Inc. (Textiles)
                                                                     (since 1999); Director, Harbor
                                                                     Sweets, Inc. (Candy Manufacturer)
                                                                     (since 1990); Director, W.A. Wilde
                                                                     Co. (Direct Media Marketing) (since
                                                                     1982); Director, Alpha Granger
                                                                     Manufacturing, Inc. (Electronics
                                                                     Hardware) (since 1983); Co-owner,
                                                                     Kedron Design (Gifts) (since 1978);
                                                                     former Trustee, MFS Family of Funds
                                                                     (Investment Company) (from 1985 to
                                                                     2001); former President and
                                                                     Treasurer, Benchmark Advisors, Inc.
                                                                     (Financial Consulting) (from 1989 to
                                                                     2000); Harvard Club of Boston (Audit
                                                                     Committee) (since 2001).

OFFICERS
R. Jay Gerken*; 51                  President and Chief Executive    Managing Director, Salomon Smith                N/A
                                    Officer since 2002               Barney (since 1996).

Lewis E. Daidone*; 45               Chief Administrative Officer     Managing Director, Salomon Smith                N/A
                                    and Senior Vice President since  Barney (since 1990); Chief Financial
                                    2000                             Officer, Smith Barney Mutual Funds;
                                                                     Director and Senior Vice President,
                                                                     Smith Barney Fund Management LLC and
                                                                     Travelers Investment Adviser.

Frances Guggino*; 45                Controller since 2002            Vice President, Citibank (since 1991).          N/A

Andrew Beagley*; 40                 Chief Anti-Money Laundering      Director, Salomon Smith Barney (since           N/A
                                    Compliance Officer since 2002    2000); Director of Compliance, North
                                                                     America, Citigroup Asset Management
                                                                     (since 2000); Director of Compliance,
                                                                     Europe, the Middle East and Africa,
                                                                     Citigroup Asset Management (from 1999
                                                                     to 2000); Compliance Officer, Salomon
                                                                     Brothers Asset Management Limited,
                                                                     Smith Barney Global Capital Management
                                                                     Inc., Salomon Brothers Asset
                                                                     Management Asia Pacific Limited (from
                                                                     1997 to 1999).

Marianne Motley*; 43                Assistant Treasurer since 2000   Director, Mutual Fund Administration            N/A
                                                                     for Salomon Smith Barney (since 1994).

Robert I. Frenkel*; 48              Secretary since 2000             Managing Director and General                   N/A
                                                                     Counsel, Global Mutual Funds for
                                                                     Citigroup Asset Management (since
                                                                     1994).

Thomas C. Mandia*; 40               Assistant Secretary since 2000   Director and Deputy General Counsel,            N/A
                                                                     Citigroup Asset Management (since
                                                                     1992).

Rosemary D. Emmens*; 33             Assistant Secretary since 2000   Vice President and Associate General            N/A
                                                                     Counsel, Citigroup Asset Management
                                                                     (since 1998); Counsel, The Dreyfus
                                                                     Corporation (from 1995 to 1998).

Harris Goldblat*; 33                Assistant Secretary since 2000   Vice President and Associate General            N/A
                                                                     Counsel, Citigroup Asset Management
                                                                     (since 2000); Associate, Stroock &
                                                                     Stroock & Lavan LLP (from 1997 to
                                                                     2000).

Joseph Volpe*; 40                   Assistant Controller since 2002  Vice President, Citigroup Asset                 N/A
                                                                     Management (since 1992).

Joseph Genco*; 34                   Assistant Controller since 2002  Assistant Vice President, Citigroup             N/A
                                                                     Asset Management (since 1997).

    The business affairs of the fund are managed by or under the direction of the board of trustees.

    The board of trustees has a standing Audit Committee comprised of all of the trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. The Audit Committee met twice during the year ended October 31, 2002 to review the internal and external accounting procedures of the other series of the trust and, among other things, to consider the selection of independent certified public accountants for those series, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence.

    The board of trustees also has a standing Governance Committee. All trustees who are not "interested persons" of the fund are members of the Governance Committee. The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the board. The Governance Committee met four during the year ended October 31, 2002. The Governance Committee does not have a procedure to consider nominees recommended by shareholders.

    The following table shows the amount of equity securities owned by the Trustees in other investment companies associated with Citigroup supervised by the Trustees as of December 31, 2002. Because the fund is newly organized, it did not have shareholders as of that date.

                                  AGGREGATE DOLLAR RANGE OF EQUITY SECURITIES
                                  IN ALL INVESTMENT COMPANIES ASSOCIATED WITH
NAME OF DIRECTOR                       CITIGROUP OVERSEEN BY THE TRUSTEE
--------------                              --------------------------
DISINTERESTED TRUSTEES:
Elliott J. Berv                                 $10,001-$50,000
Donald M. Carlton                               $10,001-$50,000
A. Benton Cocanougher                             $1-$10,000
Mark T. Finn                                      $1-$10,000
Stephen Randolph Gross                               None
Diana Harrington                                $10,001-$50,000
Susan B. Kerley                                   $1-$10,000
Alan G. Merten                                    $1-$10,000
C. Oscar Morong, Jr.                              $1-$10,000
R. Richardson Pettit                            $10,001-$50,000
Walter E. Robb, III                            $50,001-$100,000

INTERESTED TRUSTEE:
R. Jay Gerken                                    over $100,000

    Neither the disinterested trustees nor their family members had any interest in the manager, Salomon Smith Barney, and any person directly or indirectly controlling, controlled by, or under common control with the manager or Salomon Smith Barney, as of December 31, 2002.

    Information regarding compensation paid to the trustees of the trust for the fiscal year ended October 31, 2002 is set forth below. Mr. Gerken is not compensated for his service as trustee because of his affiliation with the manager.

    Each fund in the fund complex pays a pro rata share of trustee fees based upon asset size. The fund currently pays each of the trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $40,000 plus $7,500 for each board of trustees meeting attended, $2,500 for each special board meeting attended, and $100 for each telephonic board meeting in which that trustee participates. In addition, the fund will reimburse trustees for travel and out-of-pocket expenses incurred in connection with board of trustees meetings.

                                                   TRUSTEES COMPENSATION TABLE

                                                                                                      TOTAL           NUMBER OF
                                                                                                  COMPENSATION        FUNDS IN
                                                                               PENSION OR         FROM THE FUND        COMPLEX
                                                          AGGREGATE       RETIREMENT BENEFITS       AND FUND         UPON WHICH
                                                        COMPENSATION        PAID AS PART OF          COMPLEX        THE TRUSTEES
TRUSTEE                                                 FROM FUND(1)         FUND EXPENSES      PAID TO TRUSTEES       SERVED
-------                                                 ------------      -------------------   ----------------    ------------
INTERESTED TRUSTEE:
R. Jay Gerken ......................................        None                  None                 $0                226

DISINTERESTED TRUSTEE
Elliott J. Berv ....................................         (1)                  None               $70,000              35
Donald M. Carlton ..................................         (1)                  None               $70,000              30
A. Benton Cocanougher                                        (1)                  None               $70,000              30
Mark T. Finn .......................................         (1)                  None               $72,500              35
Stephen Randolph Gross                                       (1)                  None               $72,500              30
Diana R. Harrington ................................         (1)                  None               $72,500              35
Susan B. Kerley ....................................         (1)                  None               $72,500              35
Alan G. Merten .....................................         (1)                  None               $70,000              30
C. Oscar Morong, Jr. ...............................         (1)                  None               $90,500              30
R. Richardson Pettit ...............................         (1)                  None               $72,500              30
Walter E. Robb, III ................................         (1)                  None               $72,500              30
------------
(1) The fund is newly organized and paid no Trustee fees during the fiscal year ended October 31, 2002. For the current fiscal year, the fund will pay its pro rate share of Trustee fees based on its asset size. Because this asset size is not yet known, the fund's share of Trustee fees is not currently determinable.

    The Trustees of the fund have adopted a Retirement Plan for all Trustees who are not "interested persons" of the fund, within the meaning of the 1940 Act. Under the Plan, all Trustees are required to retire from the Board as of the last day of the calendar year in which the applicable Trustee attains age 75 (certain Trustees who had already attained age 75 when the Plan was adopted are required to retire effective December 31, 2003). Trustees may retire under the Plan before attaining the mandatory retirement age. Trustees who have served as Trustee of the Trust or any of the investment companies associated with Citigroup for at least ten years when they retire are eligible to receive the maximum retirement benefit under the Plan. The maximum retirement benefit is an amount equal to five times the amount of retainer and regular meeting fees payable to a Trustee during the calendar year ending on or immediately prior to the applicable Trustee's retirement. Amounts under the Plan may be paid in installments or in a lump sum (discounted to present value). Benefits under the Plan are unfunded. For the fiscal year ended October 31, 2002, certain retired Trustees each received $17,500 from the fund complex under the Plan.

    Officers receive no compensation from the fund although they may be reimbursed for reasonable travel expenses for attending meetings of the board of trustees.

    As of the date of this Statement of Additional Information, there are no shareholders of the fund.

    The Declaration of Trust of the trust provides that the trust will indemnify its trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the trust, unless, as to liability to the trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

CODE OF ETHICS

    The trust, the manager and the distributor each have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act. Each code of ethics permits personnel subject to such code to invest in securities, including securities that may be purchased or held by the fund. However, the codes of ethics contain provisions and requirements designed to identify and address certain conflicts of interest between personal investment activities and the interests of the funds. Of course, there can be no assurance that the codes of ethics will be effective in identifying and addressing all conflicts of interests relating to personal securities transactions.

INVESTMENT MANAGER

    Smith Barney Fund Management LLC acts as the investment manager to the fund pursuant to a management agreement (the "Management Agreement"). Subject to such policies as the board of trustees of the fund may determine, the manager manages the securities of and makes investment decisions for the fund. In addition, the manager provides certain administrative services to the fund under the Management Agreement.

    The manager is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"). Holdings is a wholly owned subsidiary of Citigroup.

    The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments for the fund. The Management Agreement provides that the manager may delegate the daily management of the securities of the fund to one or more subadvisers.

    Unless otherwise terminated, the Management Agreement will continue in effect for an initial two-year period and thereafter will continue indefinitely as long as such continuance is specifically approved at least annually by the fund's trustees or by a vote of a majority of the outstanding voting securities of the fund, and, in either case, by a majority of the trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

    The manager provides the fund with general office facilities and supervises the overall administration of the fund, including, among other responsibilities, the negotiation of contracts and fees with, and the monitoring of performance and billings of, the fund's independent contractors and agents; and arranging for the maintenance of books and records of the fund. Trustees, officers, and investors in the fund are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the fund.

    The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days' nor less than 30 days' written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund's trustees, or by the manager on not more than 60 days' nor less than 30 days' written notice, and will automatically terminate in the event of its assignment (as defined in the 1940 Act). The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties under the Management Agreement.

    In approving the Management Agreement, the board, including the disinterested trustees, considered the reasonableness of the advisory fee in light of the advisory services to be provided and any potential additional benefits to the manager or its affiliates in connection with providing services to the fund, compared the fees to be charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses expected to be incurred by the manager with respect to the fund. The board also considered the complex nature of the fund's management program. After requesting and reviewing such information as they deemed necessary, the board concluded that the approval of the Management Agreement was in the best interests of the fund and its shareholders. The disinterested trustees were advised by separate independent legal counsel throughout the process.

    The Prospectus for the fund contains a description of the fees payable to the manager for services under the Management Agreement with respect to the fund. The manager may reimburse the fund or waive all or a portion of its management fees.

    Citigroup affiliates may have deposit, loan and other relationships with the issuers of securities purchased on behalf of the fund, including outstanding loans to such issuers which may be repaid in whole or in part with the proceeds of securities so purchased. The manager has informed the fund that, in making its investment decisions, it does not obtain or use material inside information in the possession of any affiliate of Citigroup.

    The fund uses the name "Smith Barney" by agreement with the manager. If the manager, or its assignee, ceases to serve as the manager of the fund, the fund will change its respective name so as to delete the word "Smith Barney."

    The fund has not paid management fees as of the date of this Statement of Additional Information.

    The manager may retain a sub-administrator.

                                  DISTRIBUTION

    Distributor. Salomon Smith Barney Inc., located at 388 Greenwich Street, New York, New York 10013, serves as the principal underwriter and distributor of the shares of the fund pursuant to a written agreement (the "Distribution Agreement").

    The Distribution Agreement is terminable with or without cause, without penalty, on 60 days' notice by the board of trustees of the trust or by vote of holders of a majority of the fund's outstanding voting securities, or on 90 days' notice by Salomon Smith Barney. Unless otherwise terminated, the Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the trust's board of trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of the fund's outstanding voting securities, provided that in either event the continuance is also approved by a majority of the trustees of the trust who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder.

    Class A, Class B and Class L shares of the fund have each adopted a Service Plan (each, a "Service Plan") in accordance with Rule 12b-1 under the 1940 Act. Under the Service Plans, the fund may pay monthly fees at an annual rate not to exceed 0.15% of the average daily net assets of the fund attributable to that class in the case of the Plans relating to Class A shares, and not to exceed 0.50% of the average daily net assets of the fund attributable to that class in the case of the plans relating to Class B shares and Class L shares. Such fees may be used to make payments to the distributor for distribution services, to service agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the funds, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributor, service agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

    The Service Plans with respect to Class A shares also provide that the distributor and service agents may receive the sales charge paid by Class A investors as partial compensation for their services in connection with the sale of shares. The Service Plans with respect to Class B shares provide that the distributor and service agents may receive all or a portion of the Deferred Sales Charges paid by Class B investors.

    The Service Plans permit the fund to pay fees to the distributor, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the applicable Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund will pay the fees to the distributor and others until the applicable Plan or Distribution Agreement is terminated or not renewed. In that event, the distributor's or other recipient's expenses in excess of fees received or accrued through the termination date will be the distributor's or other recipient's sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Service Plans for the fund, the trustees will review the Service Plans and the expenses for the fund and each class within the fund separately.

    Each Service Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund's distributor or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Service Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan.

    Each Service Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the trust's trustees and a majority of the trust's trustees who are not "interested persons" of the trust and who have no direct or indirect financial interest in the operation of the Service Plan or in any agreement related to the Plan (for purposes of this paragraph "qualified trustees"). Each Service Plan requires that the trust and the distributor provide to the board of trustees, and the board of trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Service Plan. Each Service Plan further provides that the selection and nomination of the qualified trustees is committed to the discretion of such qualified trustees then in office. A Service Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the trust's qualified trustees or by a vote of a majority of the outstanding voting securities of that class. A Service Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the trustees and qualified trustees. The distributor will preserve copies of any plan, agreement or report made pursuant to the Service Plans for a period of not less than six years, and for the first two years the distributor will preserve such copies in an easily accessible place.

    As contemplated by the Service Plans, the distributor acts as the agent of the trust in connection with the offering of shares of the fund pursuant to the Distribution Agreement. The Prospectus contains a description of fees payable to the distributor under the Distribution Agreement.

    The fund has not paid distribution fees as of the date of this Statement of Additional Information.

                               PURCHASE OF SHARES

    As described in the Prospectus, the fund provides you with alternative ways of purchasing shares based upon your individual investment needs.

    Each class of shares of the fund represents an interest in the same portfolio of investments. Each class is identical in all respects except that each class bears its own class expenses, including distribution and service fees, and each class has exclusive voting rights with respect to any service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary for each class of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares in eight years. In addition, shareholders in a Salomon Smith Barney Retirement Program may have special exchange rights. See "Salomon Smith Barney Retirement Programs" on page 26.

    Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. The expenses that may be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) accounting expenses relating to a specific class of shares and (vii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

    The following classes of shares are available for purchase. See the Prospectus for a discussion of factors to consider in selecting which class of shares to purchase.

    Class A Shares. Class A shares of the fund have an initial sales charge of 2.00% of the transaction (2.04% of amount invested) of the first $499,999 invested; and no initial sales charge for investments of $500,000 and over. However, if you redeem Class A shares purchased without an initial sales charge within six months of purchase, you will pay a deferred sales charge of 0.50%.


    Class A shares of the fund are sold to investors at the public offering price, which is the net asset value plus an initial sales charge as follows:

                                                                                             SALES CHARGE AS A % OF
                                                                                                 BROKER/DEALER
                                                                                                   COMMISSION
                                          OFFERING                     NET AMOUNT                  AS A % OF
AMOUNT OF PURCHASE                        PRICE (%)                   INVESTED (%)             OFFERING PRICE (%)
------------------                        ---------                   ------------             ------------------
Less than $500,000                          2.00                          2.04                        1.80
$500,000 or more                             -0-                          -0-                      up to 0.50*

* The distributor may pay up to 0.50% to Service Agents.

    Members of a selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the fund as defined in the 1933 Act. The sales charges shown above apply to the aggregate of purchases of Class A shares of the fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

    Class B Shares. Class B shares are available only in exchange from another fund. Class B shares are not subject to an initial sales charge but are subject to a deferred sales charge payable upon certain redemptions. See "Deferred Sales Charge Provisions" below.

    Class L Shares. Class L shares of the fund are sold without an initial sales charge and are not subject to a deferred sales charge.

    Class Y Shares. Class Y shares are sold without an initial sales charge or deferred sales charge and are available only to investors investing a minimum of $15,000,000 (except there is no minimum purchase amount for purchases of Class Y shares by (i) Smith Barney Allocation Series Inc.; (ii) the Bright Start(R) and Scholars ChoiceSM College Savings Programs; (iii) a pension, profit-sharing or other benefit plan for employees of Citigroup and its subsidiaries; and (iv) certain accounts managed by registered investment advisory subsidiaries of Citigroup).

GENERAL

    Investors may purchase shares from a service agent. In addition, certain investors purchasing through certain service agents or through 401(k) plans or other qualified retirement plans, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify which class is being purchased. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at PFPC Global Fund Services, Inc. (the "sub-transfer agent") are not subject to a maintenance fee except for retirement accounts.

    Investors in Class A, Class B and Class L shares may open an account in the fund by making an initial investment of at least $1,000 for each account, in the fund. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the fund through the Systematic Investment Plan on a quarterly basis, the minimum initial investment required for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Citigroup and its subsidiaries, including Salomon Smith Barney, unitholders who invest distributions from a Unit Investment Trust ("UIT") sponsored by Salomon Smith Barney, and Directors/Trustees of any of the Smith Barney mutual funds, and their spouses and children. The fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the sub-transfer agent. Share certificates are only issued upon a written request by the shareholder of record to the sub-transfer agent.

    Purchase orders received by the fund or a service agent prior to the close of regular trading on the New York Stock Exchange ("NYSE"), on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day (the "trade date"). Orders received by a dealer representative prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the fund or the fund's agent prior to its close of business. For shares purchased through Salomon Smith Barney or a service agent purchasing through Salomon Smith Barney, payment for shares of the fund is due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

    From time to time, the fund's distributor or the manager, at its expense, may provide additional commissions, compensation or promotional incentives ("concessions") to dealers that sell or arrange for the sale of shares of the fund. Such concessions provided by the fund's distributor or the manager may include financial assistance to dealers in connection with pre-approved conferences or seminars, sales or training programs for invited registered representatives and other employees, payment for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the fund, and/or other dealer-sponsored events. From time to time, the fund's distributor or the manager may make expense reimbursements for special training of a dealer's registered representatives and other employees in group meetings or to help pay the expenses of sales contests. Other concessions may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. (the "NASD").

    Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a service agent or the sub-transfer agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the shareholder's account held with a bank or other financial institution on a monthly or quarterly basis as indicated by the shareholder, to provide for systematic additions to the shareholder's fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $30 by its service agent or the sub-transfer agent. The Systematic Investment Plan also authorizes a service agent to apply cash held in the shareholder's account opened with the service agent or redeem the shareholder's shares of certain money market funds to make additions to the account. Additional information is available from the fund or your service agent.

SALES CHARGE WAIVERS AND REDUCTIONS

    Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances: (a) sales to (i) board members and employees of Citigroup and its subsidiaries and any Citigroup affiliated funds including the Smith Barney mutual funds (including retired board members and employees); the immediate families of such persons (including the surviving spouse of a deceased board member or employee); and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the NASD, provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase;
(b) offers of Class A shares to any other investment company to effect the combination of such company with the fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of financial consultants or other registered representatives affiliated with Citigroup who recently joined a broker-dealer affiliated with Citigroup that has a sales agreement with the distributor concerning the fund, if certain conditions are met; (d) purchases by shareholders who have redeemed Class A shares in the fund (or Class A shares of another Smith Barney mutual fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in the fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by certain investment advisory subsidiaries of Citigroup; (f) direct rollovers by plan participants of distributions from a 401(k) plan offered to employees of Citigroup or its subsidiaries or a 401(k) plan enrolled in the Smith Barney 401(k) Program (Note: subsequent investments will be subject to the applicable sales charge); (g) purchases by a separate account used to fund certain unregistered variable annuity contracts; (h) investments of distributions from or proceeds from a sale of a UIT sponsored by Salomon Smith Barney; (i) purchases by investors participating in a Salomon Smith Barney fee-based arrangement; (j) purchases of Class A shares by Section 403(b) or Section 401(a) or (k) accounts associated with certain Citigroup affiliates, including Citistreet Retirement Programs; (k) separate accounts used to fund certain Section 403(b) or 401(a) or (k) accounts; (l) Intergraph Corporate Stock Bonus Plan participants reinvesting distribution proceeds from the sale of the Smith Barney Appreciation Fund; and (m) purchases by executive deferred compensation plans offered through the Salomon Smith Barney Inc. ExecChoice(TM) program. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge

    Right of Accumulation. Class A shares of the fund may be purchased by "any person" (as defined above) at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the fund and of other Smith Barney mutual funds that are offered with a sales charge as currently listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the breakpoint in the sales charge schedule. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter. Additional Information is available from the fund or the investor's service agent.

    Letter of Intent -- Class A Shares. A Letter of Intent for an amount of $25,000 or more provides an opportunity for an investor to take advantage of the breakpoint in the sales charge schedule by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the fund and other Smith Barney mutual funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges previously paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a service agent or Citicorp Trust Bank (the "transfer agent") to obtain a Letter of Intent application.

    Letter of Intent -- Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the fund and agree to purchase a total of $15,000,000 of Class Y shares of the fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13-month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the fund's Class A shares. Please contact a service agent or the transfer agent for further information.

DEFERRED SALES CHARGE PROVISIONS

    "Deferred Sales Charge Shares" are Class B shares. A deferred sales charge may be imposed on certain redemptions of these shares.

    Any applicable deferred sales charge will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. Deferred Sales Charge Shares that are redeemed will not be subject to a deferred sales charge to the extent the value of such shares represents: (a) capital appreciation of fund assets; (b) reinvestment of dividends or capital gain distributions; or (c) shares redeemed six years or later after their purchase.

    In circumstances in which the deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Salomon Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.

                                                              DEFERRED
YEAR SINCE PURCHASE WAS MADE                                SALES CHARGE
----------------------------                                ------------
First                                                          5.00%
Second                                                         4.00
Third                                                          3.00
Fourth                                                         2.00
Fifth                                                          1.00
Sixth and therafter                                            0.00

    Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholders as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder.

    Class B shares of the fund, which may be acquired only upon an exchange with another fund in the Smith Barney Group of funds, are subject upon redemption to the highest deferred sales charge (if any) of the shares from which the exchange or any preceding exchange was made. A deferred sales charge payable to Salomon Smith Barney is imposed on any redemption of Class B shares that causes the value of a shareholder's account to fall below the dollar amount of all payments by the shareholder for the Class B shares (or any predecessor of those shares) that were exchanged for Class B shares of the fund ("purchase payments") during the preceding five years. No charge is imposed to the extent that the net asset value of the Class B shares redeemed does not exceed (a) the current net asset value of Class B shares purchased through reinvestment of dividends or capital gains distributions, plus (b) the current net asset value of Class B shares acquired in an exchange that were originally purchased more than five years prior to the redemption, plus (c) increases in the net asset value of the shareholder's Class B shares above the purchase payments made during the preceding five years.

    In determining the applicability of any deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gains distributions and finally of other shares held by the shareholder for the longest period of time. The length of time that Deferred Sales Charge Shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Smith Barney mutual funds, and fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any deferred sales charge will be paid to the fund's distributor.

    To provide an example, assume an investor purchased 100 Class B shares of the fund at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares of the fund through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The deferred sales charge would not be applied to the amount, which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

WAIVERS OF DEFERRED SALES CHARGE

    The deferred sales charge will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (however, automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) redemptions of shares made in connection with qualified distributions from retirement plans or IRAs upon the attainment of age 5931/2; (e) involuntary redemptions; and (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney mutual funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any deferred sales charge imposed on the prior redemption.

    Deferred Sales Charge waivers will be granted subject to confirmation (by service agents in the case of shareholders who hold shares through a service agent or by the sub-transfer agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

SALOMON SMITH BARNEY RETIREMENT PROGRAMS

    You may be eligible to participate in a retirement program sponsored by Salomon Smith Barney or one of its affiliates. The fund offers Class A and Class L shares at net asset value to participating plans under the programs. There are no sales charges when a participating plan buys or sells shares.

    For plans opened on or after March 1, 2000 that are not plans for which Paychex, Inc. or an affiliate provides administrative services (a "Paychex plan"), Class A shares may be purchased regardless of the amount invested.

    For plans opened prior to March 1, 2000 and for Paychex plans, the class of shares available is as follows:

    Class A Shares. Class A shares may be purchased by plans investing at least $1 million in any of the Smith Barney funds.

    Class L Shares. Class L shares may be purchased by plans investing less than $1 million in any of the Smith Barney funds. Class L shares are eligible to exchange into Class A shares not later than 8 years after the plan joined the program. They are eligible for exchange in the following circumstances:

    Retirement Programs Opened On or After June 21, 1996: If, at the end of the fifth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM) Program, a participating plan's total Class L holdings in all non-money market Smith Barney mutual funds equal at least $1,000,000, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund. (For participating plans that were originally established through a Salomon Smith Barney retail brokerage account, the five-year period will be calculated from the date the retail brokerage account was opened.) Such participating plans will be notified of the pending exchange in writing within 30 days after the fifth anniversary of the enrollment date and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the 90th day after the fifth anniversary date. If the participating plan does not qualify for the five-year exchange to Class A shares, a review of the participating plan's holdings will be performed each quarter until either the participating plan qualifies or the end of the eighth year.

    Retirement Programs Opened Prior to June 21, 1996: In any year after the date a participating plan enrolled in the Smith Barney 401(k) Program, if its total Class L holdings in all non-money market Smith Barney mutual funds equal at least $500,000 as of the calendar year-end, the participating plan will be offered the opportunity to exchange all of its Class L shares for Class A shares of the same fund. Such Plans will be notified in writing within 30 days after the last business day of the calendar year and, unless the exchange offer has been rejected in writing, the exchange will occur on or about the last business day of the following March.

    Any participating plan in the Smith Barney 401(k) Program or the ExecChoice(TM) Program, whether opened before or after June 21, 1996, that has not previously qualified for an exchange into Class A shares will be offered the opportunity to exchange all of its Class L shares for Class A shares of the fund, regardless of asset size, at the end of the eighth year after the date the participating plan enrolled in the Smith Barney 401(k) Program or ExecChoice(TM). Such plans will be notified of the pending exchange in writing approximately 60 days before the eighth anniversary of the enrollment date and, unless the exchange has been rejected in writing, the exchange will occur on or about the eighth anniversary date. Once an exchange has occurred, a participating plan will not be eligible to acquire additional Class L shares, but instead may acquire Class A shares of the same fund without an initial sales charge. Any Class L shares not exchanged will continue to be subject to the distribution fee.

    Participating plans wishing to acquire shares of the fund through the Smith Barney 401(k) Program or the ExecChoice(TM) Program must purchase such shares directly from the transfer agent. For further information regarding these Programs, investors should contact their service agent or the transfer agent.

    For more information, call your service agent or the transfer agent.

VOLUME DISCOUNTS

    The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for their own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; and (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should contact a service agent.

DETERMINATION OF PUBLIC OFFERING PRICE

    The fund offers its shares to the public on a continuous basis. The public offering price for a Class A shares is equal to net asset value at the time of purchase plus an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B, Class L and Class Y shares (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A deferred sales charge, however, is imposed on certain redemptions of Class B shares.

                              REDEMPTION OF SHARES

    The right of redemption may be suspended or the date of payment postponed
(a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund's shareholders.

    Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period or the redemption proceeds are to be sent to an address other than the address of record. Unless otherwise directed, redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the sub-transfer agent receives all required documents in proper form. Redemption proceeds will be mailed to the shareholder's address of record.

    If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions from Salomon Smith Barney, or if the shareholder's account is not with Salomon Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on or before the third business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Salomon Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instructions and Salomon Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to fifteen days or more.

    Shares held by Salomon Smith Barney as custodian must be redeemed by submitting a written request to a Salomon Smith Barney Financial Consultant. Shares other than those held by Salomon Smith Barney as custodian may be redeemed through an investor's service agent, or by submitting a written request for redemption to:

    Smith Barney Short Duration Municipal Income Fund
    (Specify class of shares)
    c/o PFPC Global Fund Services
    P.O. Box 9699
    Providence, Rhode Island 02940-9699.

    A written redemption request must (a) state the name of the fund for which you are redeeming shares, (b) state the class and number or dollar amount of shares to be redeemed, (c) identify the shareholder's account number and (d) be signed by each registered owner exactly as the shares are registered. Any signature appearing on a share certificates, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. A signature guarantee may also be required, however, if (i) the sub-transfer agent is instructed to mail the redemption proceeds to an address different than the address on the account, (ii) the account registration information has changed, (iii) the redemption proceeds are paid to someone other than the account owner(s) or (iv) the redemption proceeds are transferred to an account with different registration. Redemption proceeds will be mailed to an investor's address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

DISTRIBUTIONS IN KIND

    The fund may pay redemption proceeds by a distribution in kind of fund securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

AUTOMATIC CASH WITHDRAWAL PLAN

    An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the fund as may be necessary to cover the stipulated withdrawal payment. Any applicable deferred sales charge will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

    For additional information, shareholders should contact a service agent. A shareholder who purchases shares directly through the sub-transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the sub-transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.

                               VALUATION OF SHARES

    The Prospectus states that the net asset value of the fund's Classes of shares will be determined on any date that the NYSE is open. The NYSE is closed on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

    The net asset value per share for the fund is determined as of close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the fund's net assets attributable to each Class by the total number of shares of that Class outstanding.

    Securities listed on an exchange or traded in an over-the-counter market will be valued at the closing price on the exchange or market on which the security is primarily traded (the "Primary Market") at the time of valuation (the "Valuation Time"). If the security did not trade on the Primary Market, the security will be valued at the closing price on another exchange or market where it trades at the Valuation Time. If there are no such sales prices, the security will be valued at the most recent bid quotation as of the Valuation Time or at the lowest asked quotation in the case of a short sale of securities. If there are no such quotations, the value of the security will be taken to be the most recent asked quotation at the Valuation Time.

    In determining the market value of portfolio investments, the fund may employ outside organizations (each, a "Pricing Service") which may use a matrix, formula or other objective method that takes into consideration market indexes, matrices, yield curves and other specific adjustments. The officers of the fund under the general supervision and responsibility of the board, which may replace a Pricing Service at any time, review the procedures of Pricing Services periodically. If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there are two or more dealers, brokers or market makers in the security, the security will be valued at the mean between the highest bid and the lowest asked quotations from at least two dealers, brokers or market makers or, if such dealers, brokers or market makers only provide bid quotations, at the mean between the highest and the lowest bid quotations provided.

    If a Pricing Service is not able to supply closing prices and bid/asked quotations, and there is only one dealer, broker or market maker in the security, the security will be valued at the mean between the bid and the asked quotations provided, unless the dealer, broker or market maker can only provide a bid quotation in which case the security will be valued at such bid quotation. Options contracts will be valued similarly. Futures contracts will be valued at the most recent settlement price at the time of valuation. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which constitutes fair value as determined by the board. Amortized cost involves valuing a portfolio instrument at its initial cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The amortized cost method of valuation may also be used with respect to other debt obligations with 60 days or less remaining to maturity. Securities, options, futures contracts and other assets which cannot be valued pursuant to the foregoing will be valued at their fair value as determined in good faith pursuant to consistently applied procedures established by the board. In addition, the board or its delegates may value a security at fair value if it determines that such security's value determined by the methodology set forth above does not reflect its fair value.

    When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may contribute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the board of trustees determines that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under the direction of the fund's board.

                               EXCHANGE PRIVILEGE

    Except as noted below, shareholders of certain Smith Barney mutual funds may exchange all or part of their shares for shares of the same class of other Smith Barney mutual funds, to the extent such shares are offered for sale in the shareholder's state of residence, and provided the shareholder's service agent is authorized to distribute shares of the fund, on the basis of relative net asset value per share at the time of exchange. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made. The deferred sales charge (if any) will continue to be measured from the date of a shareholder's original purchase of shares subject to a deferred sales charge, except as noted below. If the fund into which you exchange has a higher deferred sales charge, you will be subject to that charge. If you exchange at any time into a fund with a lower charge, the sales charge will not be reduced. You may be required to pay up to a 1% deferred sales charge in the event that, at some future date, you redeem Class A or Class L shares of other Smith Barney funds that have been acquired as a result of an exchange from shares of this fund. This charge could apply if you did not pay initial or deferred sales charges when you first purchased your shares, and redemption occurs within one year of the exchange. This one year period may be shortened to as little as six months, depending on how long you held Class A shares in the Smith Barney Short Duration Municipal Income Fund. Contact your Service Agent for more information.


    Additional Information Regarding the Exchange Privilege. The fund is not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. Accordingly, if the fund's management in its sole discretion determines that an investor is engaged in excessive trading, the fund, with or without prior notice, may temporarily or permanently terminate the availability to that investor of fund exchanges, or reject in whole or part any purchase or exchange request with respect to such investor's account. Such investors also may be barred from purchases and exchanges involving other funds in the Smith Barney mutual fund family. Accounts under common ownership or control will be considered as one account for purposes of determining a pattern of excessive trading. The fund may notify an investor of rejection of a purchase or exchange order after the day the order is placed. If an exchange request is rejected, the fund will take no other action with respect to the shares until it receives further instructions from the investor. The fund's policy on excessive trading applies to investors who invest in the fund directly or through service agents, but does not apply to any systematic investment plans described in the Prospectus.

    During times of drastic economic or market conditions, the fund may suspend the Exchange Privilege temporarily without notice and treat exchange requests based on their separate components--redemption orders with a simultaneous request to purchase the other fund's shares. In such a case, the redemption request would be processed at the funds' next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable deferred sales charge, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

    Additional Information Regarding Telephone Redemption and Exchange Program. Neither the Trust nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Trust and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days prior notice to shareholders.

    The exchange privilege enables shareholders to acquire shares of the same class in the fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent.

    Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested at a price as described above in shares of the portfolio being acquired. Salomon Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

                                PERFORMANCE DATA

    From time to time, the fund may quote total return of a class in advertisements or in reports and other communications to shareholders. The fund may include comparative performance information in advertising or marketing the fund's shares. Such performance information may include data from the following industry and financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

    The fund computes the average annual total return during specified periods that would equate the initial amount invested to the ending redeemable value of such investment by adding one to the computed average annual total return, raising the sum to a power equal to the number of years covered by the computation and multiplying the result by one thousand dollars which represents the hypothetical initial investment. The calculation assumes deduction of the maximum sales charge from the initial amount invested and reinvestment of all income dividends and capital gains distributions on the reinvestment dates at prices calculated as stated in the Prospectus. The ending redeemable value is determined by assuming a complete redemption at the end of the period(s) covered by the average annual total return computation. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account.

AVERAGE ANNUAL TOTAL RETURN

    "Average annual total return," as described below, is computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

P(1+T)\n/ = ERV

Where: P=    a hypothetical initial payment of $1,000.
       T=    average annual total return.
       n=    number of years.
       ERV=  Ending Redeemable Value of a hypothetical $1,000
             investment made at the beginning of a 1-, 5-, or 10-year period at the end of a 1-, 5-, or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

    The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period. The fund's net investment income changes in response to fluctuations in interest rates and the expenses of the fund.

AFTER-TAX RETURN

    From time to time the fund may include after-tax performance information in advertisements. To the extent the fund includes such information, it will be computed according to the following formulas:

P(1+T)\n/ = ATVD

Where: P=    a hypothetical initial payment of $1,000.
       T=    average annual total return (after taxes on distributions).
       n=    number of years.
       ATVD= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

AVERAGE ANNUAL TOTAL RETURN (AFTER TAXES ON DISTRIBUTIONS AND REDEMPTIONS)

P(1+T)\n/ = ERV

Where: P=    a hypothetical initial payment of $1,000.
       T=    average annual total return (after taxes on distributions).
       n=    number of years.
       ATVD= ending value of a hypothetical $1,000 investment made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemption.

YIELD AND EQUIVALENT TAXABLE YIELD

    A Class' 30-day yield figure described below is calculated according to a formula prescribed by the SEC.

    The formula can be expressed as follows:

    YIELD =2 [(a - b +1)(6)-1]
               -----
                cd

Where: a=    dividends and interest earned during the period.
       b=    expenses accrued for the period (net of reimbursement)
       c=    the average daily number of shares outstanding during the period that were entitled to receive dividends
       d=    the maximum offering price per share on the last day of the period.

    For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by the fund at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

    Investors should recognize that in periods of declining interest rates the Fund's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates, the fund's yield will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to the fund from the continuous sale of its shares will likely be invested in portfolio instruments producing lower yields than the balance of the fund's investments, thereby reducing the current yield of the fund. In periods of rising interest rates, the opposite can be expected to occur.

    Performance information may be useful in evaluating the fund and for providing a basis for comparison with other financial alternatives. Since the performance of each fund changes in response to fluctuations in market conditions, interest rates and fund expenses, no performance quotation should be considered a representation as to the fund's performance for any future period.

    The fund is newly organized and does not have performance information as of the dates of this Statement of Additional Information.

             DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

    The trust's Declaration of Trust permits the trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such series into classes. The trust has reserved the right to create and issue additional series and classes of shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. Shares of each series of the trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series).

    Shareholders of all funds of the trust generally will vote together on all matters except when the trustees determine that any shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

    The trust may involuntarily redeem shareholder's shares at any time for any reason the trustees of the trust deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number if required to do so, (iii) to protect the tax status of the fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares, (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the trustees determine that the particular shareholder's ownership is not in the best interests of the other shareholders of the fund.

    The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

    Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a trustee. Shareholders in the trust do not have cumulative voting rights. The trust is not required to hold and has no present intention of holding annual meetings of shareholders, but the trust will hold special meetings of the fund's shareholders when in the judgment of the trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more trustees. Except in limited circumstances, the trustees may, without any shareholder vote, amend or otherwise supplement the trust's Declaration of Trust.

    The trust's Declaration of Trust provides that, at any meeting of shareholders of the trust or of any series of the trust, a service agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, pre-emptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

    The trust, or any series or class of the trust, may merge or consolidate or may sell, lease or exchange all or substantially all of its assets if authorized at any meeting of shareholders representing a majority of the voting power of the trust (or of the affected series or class) voting as a single class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the trust (or of the affected series or class) voting as a single class. The trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The trust may be terminated at any time by a vote of a majority of the voting power of the trust or by the trustees by written notice to the shareholders. Any series of the trust, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the trustees by written notice to the shareholders of that series or class. If not so terminated, the trust will continue indefinitely.

    The trust is an entity of the type commonly known as a "Massachusetts business trust." under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the trust contains an express disclaimer of shareholder liability for acts or obligations of the trust and provides for indemnification and reimbursement of expenses out of trust property for any shareholder held personally liable for the obligations of the trust. The Declaration of Trust of the trust also provides that the trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the trust, its shareholders, trustees, trustees emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the trust itself was unable to meet its obligations.

    The trust's Declaration of Trust further provides that obligations of the trust are not binding upon the trustees individually but only upon the property of the trust and that the trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the trust protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

    The trust's Declaration of Trust provides that shareholders may not bring suit on behalf of the fund without first requesting that the trustees bring such suit unless there would be irreparable injury to the fund or if a majority of the trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as trustees or as trustees of funds with the same or an affiliated investment adviser or distributor.

    The trust's Declaration of Trust provides that by becoming a shareholder of the fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

                                      TAXES

    The following is a summary of certain material tax considerations affecting the fund and its shareholders. Please refer to the Prospectus for further discussion. In addition to the considerations described below and in the Prospectus, there may be other federal, state, local or foreign tax implications to consider. Because taxes are a complex matter, shareholders and prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of an investment.

TAXATION OF THE FUND

    FEDERAL TAXES. The fund has elected to be treated, and intends to qualify each year, as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the fund's gross income, the amount of fund distributions, and the composition of the fund's portfolio assets. Provided all such requirements are met, no U.S. federal income or excise taxes generally will be required to be paid by the fund. If the fund should fail to qualify as a "regulated investment company" for any year, the fund would incur a regular corporate federal income tax upon its taxable income and fund distributions would generally be taxable as ordinary income to shareholders.

TAXATION OF SHAREHOLDERS

    TAXATION OF DISTRIBUTIONS. The portion of the fund's distributions of net investment income that is attributable to interest from tax-exempt securities will be designated by the fund as an "exempt interest dividend" under the Code and will generally be exempt from federal income tax in the hands of the shareholders so long as 50% of the total value of the fund's assets consist of tax-exempt securities at the close of each quarter of the fund's taxable year. Distributions of tax-exempt interest earned from certain securities may, however, be treated as an item of tax preference for shareholders under the federal alternative minimum tax, and all exempt-interest dividends may increase a corporate shareholder's alternative minimum tax. Exempt interest dividends are also taken into account in calculating the amount of social security and railroad retirement benefits that may be subject to federal income tax.

    The fund may also recognize some net investment income that is not tax exempt, as well as capital gains and losses as a result of the disposition of securities and from certain options and future transactions. Shareholders of the fund will generally have to pay federal income taxes and any state or local taxes on the non-exempt interest dividends and capital gain distributions they receive from the fund; however, the fund does not expect that the non-tax exempt portion of its net investment income, if any, will be substantial. Dividends from ordinary income and any distributions from net short-term capital gains are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the fund expects to earn primarily tax-exempt interest income, it is expected that no fund dividends will qualify for the dividends received deduction for corporations. Distributions from net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any fund dividend that is declared in October, November, or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

    Any fund distribution will have the effect of reducing the per share net asset value of shares in the fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any taxable distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

    DENIAL OF DEDUCTION FOR INTEREST PAID. Interest on indebtedness incurred by shareholders to purchase or carry shares of the fund will not be deductible for federal income tax purposes.

    WITHHOLDING TAX PAYMENTS FOR NON-U.S. PERSONS. The fund will withhold tax payments at the rate of 30% (or any lower rate permitted under an applicable treaty) on taxable dividends, redemption proceeds and certain other payments made to persons who are neither citizens nor residents of the United States. Distributions received from the fund by non-U.S. persons also may be subject to tax under the laws of their own jurisdiction.

    BACKUP WITHHOLDING. The account application asks each new shareholder to certify that the shareholder's Social Security or taxpayer identification number is correct and that the shareholder is not subject to backup withholding for failing to report income to the IRS. The fund may be required to withhold (pay over to the IRS for the shareholder's credit) a percentage of certain distributions and redemption proceeds paid to shareholders who fail to provide this information or who otherwise violate IRS regulations. Backup withholding will not be applied to payments that have been subject to the withholding tax on shareholders who are neither citizens nor residents of the United States.

    DISPOSITION OF SHARES. In general, any gain or loss realized upon a taxable disposition of shares of the fund by a shareholder that holds such shares as a capital asset will be treated as a long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in the fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of Class A fund shares held for 90 days or less followed by any purchase of shares of the fund or of another Smith Barney mutual fund, including purchases by exchange or by reinvestment, without payment of a sales charge that would otherwise apply because of any sales charge paid on the original purchase of the Class A fund shares.

EFFECTS OF CERTAIN INVESTMENTS AND TRANSACTIONS

    CERTAIN DEBT INVESTMENTS. Any investment by the fund in zero coupon bonds, deferred interest bonds, and certain securities purchased at a market discount will cause the fund to recognize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the fund, the fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the fund.

    OPTIONS, ETC. The fund's transactions in options, futures contracts and forward contracts will be subject to special tax rules that may affect the amount, timing and character of fund income and distributions to shareholders. For example, certain positions held by the fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by the fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of fund losses, adjustments in the holding periods of fund securities, and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. The fund will limit its activities in options, futures contracts and forward contracts to the extent necessary to meet the requirements of Subchapter M of the Code.

                             ADDITIONAL INFORMATION

    The trust sends to its fund's shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce the fund's printing and mailing costs, the fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their service agent or the transfer agent.

    State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the fund. Under the custodian agreement with the fund, the custodian is authorized to establish separate accounts for foreign securities owned by the fund to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the fund, the custodian receives monthly fees based upon the month-end aggregate net asset value of the fund, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic subcustodians. The assets of the fund are held under bank custodianship in compliance with the 1940 Act.

    Citicorp Trust Bank, located at 125 Broad Street, New York, New York 10004, serves as the fund's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, distributes dividends and distributions payable by the fund and produces statements with respect to account activity for the fund and its shareholders. For these services, the transfer agent receives fees from the fund computed on the basis of the number of shareholder accounts that the transfer agent maintains for the fund during the month and is reimbursed for out-of-pocket expenses.

    PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as the fund's sub-transfer agent. Under the transfer agency agreement, PFPC maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund, and distributes dividends and distributions payable by the fund. For these services, PFPC receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses.

    Bingham McCutchen LLP, 150 Federal Street, Boston, Massachusetts 02110, serves as counsel for the fund.

    KPMG LLP are the independent accountants for the trust, providing audit services and assistance and consultation with respect to the preparation of filings with the SEC. The principal business address of KPMG LLP is 757 Third Avenue, New York, New York 10017.

                              FINANCIAL STATEMENTS

    The fund is newly-offered and has not issued financial statements as of the date of this Statement of Additional Information.

                                                                    APPENDIX A

Ratings of Municipal Securities

MOODY'S INVESTORS SERVICE, INC. ("MOODY'S"):

Aaa - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in "Aaa" securities.

A - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

Baa - Bonds that are rated "Baa" are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured.) Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

    Note: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from "Aa" through "Caa." The modifier "1" indicates that the obligation ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of that generic rating category.

STANDARD & POOR'S RATINGS GROUP

AAA - An obligor rated "AAA" has extremely strong capacity to meet its financial commitments. "AAA" is the highest Issuer Credit Rating assigned by Standard & Poor's.

AA - An obligor rated "AA" has very strong capacity to meet its financial commitments. It differs from the highest rated obligors only in small degree.

A - An obligor rated "A" has strong capacity to meet its financial commitments but is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligors in higher-rated categories.

BBB - An obligor rated "BBB" has adequate capacity to meet its financial commitments. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitments.

    Plus (+) or minus (-) - The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

    N.R. - An issuer designated N.R. is not rated.

FITCH RATINGS

AAA - Highest credit quality. "AAA" ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA - Very high credit quality. "AA" ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A - High credit quality. "A" ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB - Good credit quality. "BBB" ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.